                                                                    EXHIBIT 99.1

                   JOINT COMPROMISE AND SETTLEMENT AGREEMENT
                   -----------------------------------------


     This is a Joint Agreement of Settlement and Compromise ["Agreement"], made and entered into, as of the date written below, by and between ERLY Industries, Inc. ["ERLY"] and Watch-Edge International, Inc., formerly known as Chemonics Industries, Inc. ["Watch-Edge"], the "ERLY Group"] and Kingwood Lakes South, L.P. ["KLS"]; Anthony M. Frank ["Frank"]; Tenzer Company, Inc. ["Tenzer Co."] (Frank and Tenzer Co. being collectively the "Tenzer Plaintiffs"); and Michael
L. Tenzer ["Tenzer"]; [hereinafter all referred to collectively as the "Tenzer Group"]. The purpose of this Agreement is to set forth and embody a negotiated compromise and settlement, and to provide for releases, as set forth herein.

                                    PARTIES
                                    -------

     ERLY filed for relief under chapter 11 of the Bankruptcy Code on September 28, 1998, (the "ERLY Petition Date") and is continuing in possession of its properties and is operating its business, as debtor in possession, pursuant to sections 1107 and 1108 of the Bankruptcy Code. The ERLY chapter 11 case is pending in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division in Case No. 98-21515-C-11.

     Watch-Edge filed for relief under chapter 11 of the Bankruptcy Code on November 30, 1998, (the "Watch-Edge Petition Date") and is continuing in possession of its properties and is operating its business, as debtor in possession, pursuant to sections 1107 and 1108 of the Bankruptcy Code. The Watch-Edge chapter 11 case is pending in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division in Case No. 98-21895-C-11.

     The Tenzer Group consists of Kingwood Lakes South, L.P.; Anthony M. Frank; Tenzer Company, Inc.; and Michael L. Tenzer. The Tenzer Plaintiffs consist of Tenzer Co. and Anthony M. Frank.

                                  BACKGROUND
                                  ----------

     The Tenzer Group obtained a Texas State Court judgment against ERLY and others. A judgment was originally signed on January 13, 1998; a corrected judgment was signed on January 16, 1998; and the "Second Corrected Final Judgment" (the "Judgment") was entered on March 30, 1998 and became final on or about June 12, 1998. Subsequent thereto, the ERLY Group and others, entered into a settlement agreement with the Tenzer Group as of August 20, 1998 [the "August Settlement"], to which reference is hereby made for all purposes.


--------------------------------------------------------------------------------

               COMPROMISE AND SETTLEMENT AGREEMENT, PAGE 1 of 14.

     Pursuant to the August Settlement, Watch-Edge became obligated to Tenzer Co. and Frank pursuant to a note in the principal amount of $3,800,000 (the "Watch-Edge Note") which is payable by its terms no later than February 13, 1999. By its terms, the Watch-Edge Note is payable prior to that date in the event that the assets or stock of Chemonics International, Inc.["Chemonics"], the wholly owned subsidiary of Watch-Edge, is sold or refinanced. Chemonics is presently the subject of a present sale order in the Watch-Edge chapter 11. All parties hereto anticipate that the assets or stock of Chemonics will shortly be sold.

     In order to secure payment of the Judgment and any other obligation of ERLY to the Tenzer Plaintiffs, ERLY granted the Tenzer Plaintiffs a security interest in and pledge in and to 100% of the issued and outstanding stock of Watch-Edge, which security interest and pledge are junior to a prior pledge and security interest in favor of NationsBank, N.A.

     The Tenzer Plaintiffs also assigned to Watch-Edge their rights under the Judgment against American Rice, Inc. ("ARI") only. Those assigned rights have become a claim in the ARI Chapter 11 case then and now pending in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division, in Case No. 98-21254-C-11; the August Settlement further provided that the Tenzer Plaintiffs would forbear from enforcing the Judgment against the "Settling Defendants" (as defined in the August Settlement) provided, however, that this forbearance obligation would terminate against some or all of the Settling Defendants under certain specified circumstances and in certain specified ways.

     ERLY and Watch-Edge each believe that each of them has causes of action to set aside the August Settlement and the granting of the pledge and security interest in and to the Watch-Edge stock. The Tenzer Group denies all of these claims and assertions. The parties have negotiated this agreement in order to avoid litigation among them over the August Settlement and to fully and finally resolve (i) any and all claims or challenges which Watch-Edge and/or ERLY may assert with respect to the August Settlement or against the Tenzer Group, including, without limitation, any challenge to the August Settlement as a preference, fraudulent conveyance, or under any other avoiding powers contained in the Bankruptcy Code, and any claim or challenge under applicable non-bankruptcy law; and (ii) conditioned upon the timely payment to the Tenzer Plaintiffs of all amounts payable at the Closing, all claims of the Tenzer Group under the August Settlement.

  In order to make their respective peace, and provided that the Tenzer Group is paid at the Closing, each member of the Tenzer Group and the ERLY Group does hereby enter into this Agreement to completely release and settle their claims at the Closing.

--------------------------------------------------------------------------------

               COMPROMISE AND SETTLEMENT AGREEMENT, PAGE 2 of 14.

                                 CONSIDERATION
                                 -------------

     NOW THEREFORE, IN CONSIDERATION OF THE SUM OF TEN ($10.00) AND NO/100 DOLLARS, AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT, SUFFICIENCY AND FAIRNESS OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES HERETO AGREE AS FOLLOWS:

                               SETTLEMENT TERMS
                               ================

     Obligations of Watch-Edge
     -------------------------

     At the Closing, Watch-Edge agrees to do the following:

1. Completely release the Tenzer Group and each member thereof and the directors of Tenzer Co., consisting, in addition to Tenzer of Gary Tenzer and Melanie May ("Tenzer Directors") from any and all liability, including but not limited to any and all liability relating to the August Settlement and the Watch-Edge Note, save and except those arising under the Agreement.

2. Execute and deliver to Tenzer Group and each member thereof and the Tenzer Directors the Release Agreement in the form of Exhibit A attached hereto and herein incorporated by reference.

3.   Pay to the Tenzer Plaintiffs the sum of $2,500,000.00 in good funds.


     Obligations of ERLY:
     --------------------

     At the Closing, ERLY agrees to do the following


1. Completely release the Tenzer Group and each member thereof and Tenzer Directors from any and all liability, including but not limited to any and all liability relating to the August Settlement and the Watch-Edge Note, save and except those arising under the Agreement.

2. Execute and deliver to Tenzer Group and each member and the Tenzer Directors the Release Agreement in the form of Exhibit A attached hereto and herein incorporated by reference.

3. The claim of the Tenzer Group presently filed in the ERLY chapter 11 case shall be reduced and allowed in full as a general unsecured claim in the amount of $5 million and not subject to any challenge of any type, as set forth in the next sentences. The Order

--------------------------------------------------------------------------------

               COMPROMISE AND SETTLEMENT AGREEMENT, PAGE 3 of 14.

of the Bankruptcy Court in the ERLY chapter 11 case authorizing ERLY to enter into this Agreement shall specifically provide that the Tenzer Plaintiffs shall have an allowed general unsecured claim in the ELRY chapter 11 case (which shall share ratably with other general unsecured claims) in the amount of $5 million (the "Tenzer Claim"), which shall not be subject to challenge of any type, whether as to amount, validity, priority, allowance, or otherwise and whether based on any principal of law, equity or otherwise, by any party in interest in the ERLY or Watch-Edge chapter 11 cases, including, without any limitation, trustee that may be appointed in either of their chapter 11 cases or in any subsequent chapter 7 case for either of them.

4. Notwithstanding the foregoing, ERLY shall have the option, but not the obligation to redeem the Tenzer Claim in the manner and amounts and on or before the dates specified below:

     Early Redemption: ERLY shall have the right, but not the obligation, to redeem the Tenzer Claim by paying to Tenzer, in good and valid funds, an amount equal to SIX HUNDRED FIFTY THOUSAND AND NO/100 ($650,000) on or before June 26, 1999, after obtaining an order of the Bankruptcy Court on notice to all of ERLY's creditors authorizing such payment. Upon ERLY's timely payment of such funds, the Tenzer Claim shall be deemed to be fully satisfied and Tenzer thereafter shall receive no further distribution from ERLY on account of the Tenzer Claim. In no event and under no circumstances may this option be exercised after June 26, 1999.

     Later Redemption: If the Early Redemption option specified above is not exercised by ERLY, ERLY shall have the right, but not the obligation, to redeem the Tenzer Claim according to the following schedule after obtaining an order of the Bankruptcy Court on notice to all of ERLY's creditors authorizing such payments:

     Face Amount of Tenzer Claim
        Subject to Redemption                    Payment to Tenzer Due
             $1.0 million                             $  150,000
             $2.0 million                             $  300,000
             $3.0 million                             $  500,000
             $4.0 million                             $  750,000
             $5.0 million                             $1,050,000

     Payments to Tenzer under this provision in good and valid funds must be made on or before October 26, 1999. Upon ERLY's timely payment of the specified payment amount, the redeemed portion of the Tenzer Claim shall be deemed to be fully satisfied and Tenzer thereafter shall receive no further distribution from ERLY on account of that portion of the Tenzer Claim. Any portion of the Tenzer Claim not subject to redemption hereunder shall continue to share ratably with other general unsecured claims as an

--------------------------------------------------------------------------------

              COMPROMISE AND SETTLEMENT AGREEMENT, PAGE 4 of 14.

allowed claim against ERLY's estate. In no event and under no circumstances may this option be exercised after October 26, 1999.

     OBLIGATIONS OF THE TENZER GROUP:
     --------------------------------

     At the Closing, the Tenzer Group, and each member thereof will do the following:

1. Effective only upon the Tenzer Plaintiffs' receipt of all cash to be paid to the Tenzer Plaintiffs at the Closing, each member of the Tenzer Group will release all claims against ERLY and Watch-Edge other than those arising out of this Agreement and shall each sign and deliver to ERLY and to Watch-Edge the Release Agreement in the form of Exhibit B attached hereto and herein incorporated by reference. The Release Agreement shall apply to the following current or former directors and officers of ERLY or Watch-Edge only: Nanette Kelley; Beryl Anthony; Billy Blake; Eugene Califero; Robert A. Seale, Jr.; Thurston F. Teele; Ashraf Rizk and Curt Grey, who shall be required to execute a release in favor of the Tenzer Group in the form of the Release Agreement in order to be released under the Release Agreement.


     THE CLOSING
     -----------

     The Closing shall occur on or before the earlier of the closing of the sale of Chemonics and February 26, 1999. As used herein, the phrase "sale of Chemonics" means a sale of the stock or assets of Chemonics. The Closing shall take place on or before the close of business on the date of the Closing at the offices of the Tenzer Group's attorney, McClanahan & Clearman L.L.P., 4100 NationsBank Center, 700 Louisiana Street, Houston, Texas 77002. If the closing of the sale of Chemonics occurs on or before February 26, 1999, the Closing shall occur concurrently with such closing, and the $2.5 million to be paid to the Tenzer Plaintiffs at the Closing shall be paid directly out of the proceeds of the sale of Chemonics, through any escrow established in connection with the closing of such sale. If the sale of Chemonics does not close on or before February 26, 1999, Watch-Edge shall pay the $2.5 million to the Tenzer Plaintiffs out of the proceeds of a loan which FIA Investment Company L.L.P. ("FIA") has agreed to make to Watch-Edge for the express purpose of funding that payment if the sale of Chemonics does not close on or before February 26, 1999. If the sale of Chemonics does not close on or before February 26, 1999, and Watch-Edge and ERLY do not otherwise pay the Tenzer Plaintiffs $2.5 million on or before that date, then this Agreement shall terminate automatically and be of no further force or effect, and the parties shall be restored to their position immediately prior to the execution of this Agreement, without prejudice to any rights, claims, obligations or defenses which they may have had at that time. Provided, however, that notwithstanding such termination, the Tenzer Plaintiffs
-----------------
shall retain any and all claims that they may have, and any and all rights that they may

--------------------------------------------------------------------------------

              COMPROMISE AND SETTLEMENT AGREEMENT, PAGE 5 of 14.

have to bring actions, against FIA, as beneficiaries of FIA's agreement to fund the $2.5 million payment; and the assertion of any such claims and the prosecution of any such action shall in no way be deemed an election of remedies or otherwise prejudice Tenzer's rights and claims against Watch-Edge (including, without limitation, under the Watch-Edge Note), ERLY (including, without limitation, under the Tenzer Plaintiffs Judgment and claim against ERLY), or otherwise.

                             CONDITIONS PRECEDENT
                             --------------------

     This Agreement is subject to the following conditions:

1. The entry of orders by the Bankruptcy Court approving this Agreement in both the ERLY and Watch-Edge chapter 11 cases, which orders (1) either become final and non-appealable; or (2) are not stayed on appeal. Each party to this Agreement will use their best efforts in obtaining such approval. If for whatever reason, the Bankruptcy Court does not approve this Settlement Agreement, the parties will return to their position as existed prior to the execution of this Settlement Agreement, without waiver or prejudices to any claim, rights, obligations or defenses.

2. This Agreement must be approved by the Boards of ERLY and Watch-Edge and written evidence of such approval signed by each of their directors must be provided to the Tenzer Group, on or before the Closing.

3.   Orders approving the Agreements must be entered before the Closing occurs.



      WARRANTIES AND REPRESENTATIONS BY THE TENZER GROUP AND EACH MEMBER
      ------------------------------------------------------------------

1. The Tenzer Group, and each member thereof, expressly warrant and represent to ERLY and to Watch-Edge, that as of the signing of this Agreement and that as of the Closing none of them have assigned, pledged, or otherwise, in any manner whatsoever, sold or transferred, either by instrument in writing or otherwise transferred, any rights, demands, causes of action and/or claims which are the subject matter of this Agreement, or which may be owed by either of them, or any of them aside from the interests assigned to counsel for the Tenzer Plaintiffs. (The Tenzer Plaintiffs shall deliver to ERLY Group proof that the Tenzer Plaintiffs have been authorized by Dow, Cogburn & Friedman, P.C. and McClanahan & Clearman, L.L.P., to enter into this Settlement Agreement.)

2. The Tenzer Group, and each member thereof, expressly warrant and represent to ERLY and to Watch-Edge that they have approved of all of the terms,

--------------------------------------------------------------------------------

              COMPROMISE AND SETTLEMENT AGREEMENT, PAGE 6 of 14.

conditions and covenants of this Agreement as evidenced by their duly authorized signatures to this Agreement.

             WARRANTIES AND REPRESENTATIONS BY ERLY AND WATCH-EDGE
             -----------------------------------------------------

1. ERLY and Watch-Edge, expressly warrant and represent to the Tenzer Group, that as of the signing of this Agreement and that as of the Closing, none of them have assigned, pledged, or otherwise, in any manner whatsoever, sold or transferred, either by instrument in writing or otherwise, any rights, demands, causes of action and/or claims which are the subject matter of this Agreement, or which may be owed by either of them, or any of them.

2. ERLY and Watch-Edge expressly each warrant and represent to the Tenzer Group and each member thereof that as of the signing of this Agreement and as of the Closing that the Boards of ERLY and Watch-Edge have authorized this Agreement.

                 WARRANTIES AND REPRESENTATIONS BY ALL PARTIES
                 ---------------------------------------------

1. Each party, and each person who signs this Agreement, further expressly warrants and represents that they are competent and authorized to sign this Agreement; that before signing this Agreement they have read, have been fully informed about, and understand all of the terms, contents, conditions and effects of this Agreement; that no promise, representation, inducement or agreement, other than expressly stated in this Agreement, has been made by any person; that this Agreement contains the entire agreement between the parties; and that each party has relied solely and completely on their own judgment and the advice of their attorneys.

2. Each party represents that the individual signing this Agreement on behalf of such party has authority to bind the party for whom he or she acts.

                           MISCELLANEOUS PROVISIONS
                           ------------------------

     Gender. The use of the masculine gender shall be interpreted to include any
     ------
feminine gender references which may be applicable to any one who is included in the definition of each party as set forth above.

--------------------------------------------------------------------------------

              COMPROMISE AND SETTLEMENT AGREEMENT, PAGE 7 of 14.

     Notices. All notices, requests, demands, and other communications under
     --------
this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally or by facsimile transmission on the Party to whom directed; or on the third day after mailing if mailed to the Party to whom directed, by first class mail, postage prepaid, registered or certified and properly addressed to such Party as follows:

If to ERLY   Ms. Nanette N. Kelley,             Matthew A. Rosenstein
             Chairman, ERLY Industries, Inc.    Attorney at Law
             P.O. Box 788                       Attorney for ERLY Industries, Inc.
             Baton Rouge, LA 70821              711 N. Carancahua,
             Fax 504-922-5120                   Suite 420
                                                Corpus Christi, TX 78475
                                                Fax 512-883-5577

                                                William Finkelstein/Howard Spector
                                                Hughes & Luce
                                                Attorneys for ERLY Creditors
                                                Committee
                                                1717 Main Street, Suite 2800
                                                Dallas, Texas 75201
                                                Fax 214-939-6100

                                                R. Glenn Ayers
                                                Jeffers & Banack
                                                Attorneys for Watch-Edge
                                                745 East Mulberry, Suite 900
                                                San Antonio, TX 78212
                                                Fax 210-735-6889

--------------------------------------------------------------------------------

              COMPROMISE AND SETTLEMENT AGREEMENT, PAGE 8 of 14.


---------------------------------------------------------------------------------------
If to Watch      Ms. Nanette N. Kelley,          R. Glenn Ayers
Edge:            Chairman, Watch-Edge            Jeffers & Banack
                 International, Inc.             Attorneys for Watch-Edge
                 P.O. Box 788                    745 East Mulberry, Suite 900
                 Baton Rouge, LA 70821           San Antonio, TX 78212
                 Fax 504-922-5120                Fax 210-735-6889

                                                 Matthew A. Rosenstein
                                                 Attorney for ERLY Industries, Inc.
                                                 711 N. Carancahua,
                                                 Suite 420
                                                 Corpus Christi, TX 78475
                                                 Fax 512-883-5577

                                                 William Finkelstein/Howard Spector
                                                 Hughes & Luce
                                                 Attorneys for ERLY Creditors
                                                 Committee
                                                 1717 Main Street, Suite 2800
                                                 Dallas, Texas 75201
                                                 Fax 214-939-6100
---------------------------------------------------------------------------------------
If to Tenzer     Kingwood Lakes South, L.P.,     Scott M. Clearman, Esq.
Group or any     Tenzer Company, Inc. and        McClanahan & Clearman, LLP
member           Michael L. Tenzer               4100 NationsBank Center
thereof:         11400 West Olympic Blvd.,       700 Louisiana Street
                 Suite 1040                      Houston, TX 77002
                 Los Angeles, CA 90064           Fax 713-223-3664
                 Fax 310-442-3643

                 Anthony M. Frank                Michael L. Tuchin/Isaac Pachulski
                 101 California Street,          Stutman, Treister & Glatt
                 Suite 2050                      3699 Wilshire Blvd, Suite 900
                 San Francisco, CA 94111         Los Angeles, CA 90010
                 Fax 415-434-9918                Fax 213-251-5288

     Controlling Law.  The parties agree that where applicable Title 11 of the
     ----------------
United States Code and Texas law will control any dispute arising from the interpretation or

--------------------------------------------------------------------------------

              COMPROMISE AND SETTLEMENT AGREEMENT, PAGE 9 of 14.

implementation of the Agreement. Further, the parties agree to submit to the jurisdiction and venue of the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division, concerning any such dispute that may arise from this Agreement.

     Payments to Tenzer Plaintiffs. All payments of cash to the Tenzer
     ------------------------------
Plaintiffs under this Agreement (or any document delivered hereunder or in connection herewith) shall be made by wire transfer directed to the following account: Frost Bank, 9821 Katy Freeway, Suite 100, Houston, Texas 77024, ABA #114000093, McClanahan & Clearman, L.L.P. IOLTA Account, Account #50 1224034, with notice of the wire transfer to Scott M. Clearman, McClanahan & Clearman, L.L.P., 4100 NationsBank Center, 700 Louisiana Street, Houston, Texas 77002, telephone: (713) 223-2005, fax: (713) 223-3664.

     Representatives. "Representatives" of a person or entity shall mean and
     ----------------
include all of that person's or entity's past or present principals, agents, servants, employees, attorneys, consultants, experts, partners (both general and/or limited), equity participants, officers, directors, shareholders, parent companies, subsidiaries, affiliates, predecessors, successors, assigns, estates, beneficiaries, heirs, devisees, legatees, trustees, and personal representatives.

     Successors and Assigns. This Agreement shall enure to the benefit of and be
     -----------------------
binding upon each respective party's heirs, if any, and successors and assigns. Without in any manner limiting the scope of the foregoing, this Agreement shall be binding on any trustee(s) appointed in the chapter 11 case of ERLY or Watch-Edge and on any trustee(s) appointed upon a conversion of the chapter 11 case of ERLY and or Watch-Edge to a case under chapter 7 of the Bankruptcy Code.

     Counterparts. This Agreement may be executed in multiple counterparts, each
     -------------
of which when taken together with the other executed counterparts shall be deemed to constitute an original.

     No admission of liability. Neither this Agreement, nor any of the terms
     -------------------------
hereof, nor any negotiations or proceedings in connection herewith, shall constitute or be construed as or be deemed to be evidence of an admission on the part of any party of any liability or wrongdoing whatsoever, or the truth or untruth, or merit or lack of merit, of any claim or defense of any Party. Further, this Agreement is in the nature of Compromise and Settlement pursuant to Rule 408, Federal Rules of Evidence and any comparable State Rule. Accordingly, neither this Agreement nor any of the terms hereof, nor any negotiations or proceedings in connection herewith, nor any performance or forbearance hereunder hall be offered or received in evidence or used in any proceeding against any party, or used in any proceeding, or otherwise, for any purpose whatsoever except with respect to the effectuation and enforcement of this Agreement and obtaining the approval thereof by the Bankruptcy Court.


--------------------------------------------------------------------------------

              COMPROMISE AND SETTLEMENT AGREEMENT, PAGE 10 of 14.

     Additional Documents.  The parties hereto agree to execute such additional
     ---------------------
documents as may be reasonably required by respective counsel to give full effect to the purposes and intent of this Agreement.

     Invalidity.  If any one or more of the provisions of this Settlement
     ----------
Agreement, or the application of any such provision to any person, entity, or set of circumstances, shall be determined to be invalid, unlawful, or unenforceable to any extent at any time, the remainder of this Settlement Agreement, and the application of such provision to persons, entities, or circumstances other than those as to which it is determined to be invalid, unlawful, or unenforceable, shall not be affected, and shall continue to be enforceable to the fullest extent permitted by law. Any invalid, unlawful, or unenforceable provision hereof shall be reformed to the extent necessary to render it valid, lawful, and enforceable in a manner consistent with the intentions of the parties hereto regarding such provision. In no event shall this provision be construed to permit this Agreement to be interpreted, applied or enforced in such a manner as would permit any party to receive the consideration which such party is to receive under this Agreement without providing all of the consideration which it is to provide under this Agreement to the party or parties to which it is required to provide such consideration.

     Entire Agreement of the Parties.  This Agreement constitutes the entire
     --------------------------------
agreement and understanding of all parties hereto and/or representatives, with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements, and understandings related to the subject matter hereof. No representations, warranties, recitals, covenants, or statements of intention have been made by, or on behalf of, any party hereto which is not embodied in this Agreement or in connection with the transactions contemplated hereby, and no party hereto shall be bound by, or liable for, any alleged representation, warranty, recital, covenant, or statement of intention not so set forth. All the terms, provisions, conditions, covenants, warranties, recitals, and statements of intention in this Agreement shall be binding upon, inure to the benefit of, and be enforceable by each party hereto or each of their respective representatives.

     Waiver. No supplement, modification, or amendment of this Agreement shall
     -------
be binding unless executed in writing by all parties affected thereby. No waiver of any of the provisions of this Agreement shall be deemed or constituted a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

     Limitation on Third-Party Beneficiaries. Nothing contained in this
     ----------------------------------------
Agreement is intended to confer any rights or remedies under or by reason of this Agreement on any person or entity other than the parties hereto, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third-party to any party to this

--------------------------------------------------------------------------------

              COMPROMISE AND SETTLEMENT AGREEMENT, PAGE 11 of 14.

Agreement, nor shall any provision give any third-party any right of subrogation or action over or against any party to this Agreement.

     All Provisions Contractual.  All provisions of this Agreement and are
     ---------------------------
contractual in nature, and not mere recitals only.

     Attorney's fees.  Each party agrees to be solely responsible for the
     ----------------
payment of their respective attorney's fees, court costs, expert witness fees, court reporter's fees, and all other expenses incurred on said party's behalf as a result of or in connection with this Agreement.

     Time of the Essence. The parties hereto expressly acknowledge and agree
     --------------------
that time is of the essence and that all deadlines and time periods provided for under this Agreement are ABSOLUTE AND FINAL.

--------------------------------------------------------------------------------

              COMPROMISE AND SETTLEMENT AGREEMENT, PAGE 12 of 14.

  FULL UNDERSTANDING AND AGREEMENT.  EACH PERSON, ENTITY, OR PARTY WARRANTS THAT
  ---------------------------------
SUCH PARTY HAS READ THIS FULL AND FINAL AGREEMENT (INCLUDING EXHIBITS) AND FULLY UNDERSTANDS IT. EACH PARTY WARRANTS THAT SUCH PARTY IS OF LEGAL COMPETENCE OR LEGAL CAPACITY, AND IS FREE, WITHOUT DURESS, TO EXECUTE THIS SETTLEMENT AGREEMENT AND DELIVER THE RELEASES REQURED HEREBY, AND THAT SUCH PARTY HAS DONE SO OR WILL DO SO OF FREE WILL AND ACCORD, WITHOUT RELIANCE ON ANY REPRESENTATION OF ANY KIND OR CHARACTER NOT EXPRESSLY SET FORTH HEREIN.

Dated as of March 26, 1999.


WATCH-EDGE INTERNATIONAL, INC.      ERLY INDUSTRIES, INC.


By: /s/ NANETTE N. KELLEY           By: /s/ NANETTE N. KELLEY
   -----------------------------        ------------------------------
   Nanette N. Kelley, Chairman &        Nanette N. Kelley, Chairman &
   Duly Authorized                      Duly Authorized



KINGWOOD LAKES SOUTH, L. P.         TENZER COMPANY, INC.


By: /s/ MICHAEL L. TENZER           By: /s/ MICHAEL L. TENZER
   -----------------------------        ------------------------------
   Michael L. Tenzer, President         Michael L. Tenzer, President &
   of Tenzer Company, Inc. as           Duly Authorized
   General Partner of Kingwood
   Lake South, L.P. and duly
   Authorized

MICHAEL L. TENZER                   ANTHONY M. FRANK


By: /s/ MICHAEL L. TENZER           By: /s/ ANTHONY M. FRANK
   -----------------------------        -----------------------------
   Michael L. Tenzer                    Anthony M. Frank

--------------------------------------------------------------------------------

              COMPROMISE AND SETTLEMENT AGREEMENT, PAGE 13 of 14.

APPROVED AS TO FORM:

Law Offices of Matthew A. Rosenstein   Jeffers & Banack


By: /s/ MATTHEW A. ROSENSTEIN          By: /s/ R. GLEN AYERS
   ----------------------------------     ------------------------------
   Matthew A. Rosenstein                  R. Glen Ayers
   Attorney for ERLY Industries, Inc.     Attorneys for Watch-Edge
   711 N. Carancahua, Suite 420           International, Inc.
   Corpus Christi, TX 78475               745 East Mulberry, Suite 900
   512-883-5577 Phone                     San Antonio, TX 78212
   512-883-5590 Fax                       210-736-6600
                                          210-735-6889 Fax

Stutman, Treister & Glatt              McClanahan & Clearman, LLP
Professional Corporation

By: /s/ MICHAEL L. TUCHIN              By: /s/ SCOTT M. CLEARMAN
   ---------------------------------      ------------------------------
   Michael L. Tuchin                      Scott M. Clearman, Esq.
   Attorneys for the Tenzer Group         4100 NationsBank Center
   3699 Wilshire Blvd, Suite 900          700 Louisiana Street
   Los Angeles, CA 90010                  Houston, TX 77002
   213-251-5145 Phone                     713-223-2005 Phone
   213-251-5288 Fax                       713-223-3664 Fax
                                          Attorneys for the Tenzer Group

--------------------------------------------------------------------------------

              COMPROMISE AND SETTLEMENT AGREEMENT, PAGE 14 of 14.

                                    RELEASE
                                    -------
                                (OF ERLY GROUP)

     1. As used in this Release, the following terms have the following meanings:

          a. "ERLY" means ERLY Industries, Inc., the debtor in chapter 11 case number 98-21515 pending in the United States Bankruptcy court, Southern District of Texas, Corpus Christi Division.

          b. "ERLY Group" means ERLY and Watch-Edge. The term "ERLY Group Member" refers individually to such entities.

          c. "ERLY Group Released Parties" means and includes (i) the ERLY Group, each ERLY Group Member, and the successors, predecessors and assigns of each ERLY Group member, and any and all of them; (ii) the Participating ERLY/Watch-Edge Directors; and (iii) in the case of any individuals falling within the scope of (i) or (ii), their respective heirs. In no event shall the ERLY Group Released Parties include Gerald D. Murphy, Douglas A. Murphy, or any present or former officer, director, or employee of ERLY or Watch-Edge who is not specifically named as a Participating ERLY/Watch-Edge Director.

          d. "Participating ERLY/Watch-Edge Directors" means only those of the following current directors of ERLY or Watch-Edge who execute this Release in their personal capacities: Nanette Kelley; Beryl Anthony; Billy Blake; Eugene Califero; Robert A. Seele, Jr.; and Thurston F. Teele, and also includes those of the following former directors of ERLY or Watch-Edge who execute this Release in their personal capacities: Ashraf Rizk and Kurt Grey. "Participating ERLY/Watch-Edge Director" refers individually to such persons. The failure of any of the named individuals to execute this Release shall in no way affect the effectiveness of this Release as to the ERLY Group or any Participating ERLY/Watch-Edge Director.

          e. "Settlement Agreement" means the "Joint Compromise and Settlement Agreement" by and among the ERLY Group and the Tenzer Group.

          f. "Tenzer Group" means the Tenzer Plaintiffs, Michael L. Tenzer, and Kingwood Lakes South, L.P. The term "Tenzer Group Member" refers individually to such entities.

          g.  "Tenzer Plaintiffs" means Tenzer Co. and Anthony M. Frank.

          h. "Tenzer Settlement" means that certain "Agreement" by and among the Tenzer Group, the ERLY Group, Early California Food Acquisition Corporation, Gerald D. Murphy, and Douglas A. Murphy, dated as of August 20, 1998.

          i. "Watch-Edge" means Watch-Edge International, Inc. f/k/a Chemonics Industries, Inc., the debtor in chapter 11 case number 98-21895, pending in the United States Bankruptcy Court, Southern District of Texas, Corpus Chirsti Division.

          j. "Watch-Edge Note" means that certain Promissory Note in the principal amount of $3,800,000.00 dated August 20, 1998, executed by Watch-Edge in favor of the Tenzer Plaintiffs.

     2. For good and valuable consideration, including the benefits of the Settlement Agreement, and in order to settle all claims asserted or that could have been asserted by or on behalf of the Tenzer Group or any Tenzer Group Member arising from or relating to the Tenzer Settlement or the Watch-Edge Note, the Tenzer Group, and each Tenzer Group Member, hereby forever releases and discharges the ERLY Group Released Parties from, and waives and relinquishes, any and all claims, demands, debts, liabilities, obligations, actions, causes of action, suits, sums of money, accounts, reckonings, covenants, contracts, controversies, agreements, promises, and rights whatsoever, whenever arising, known or unknown, suspected or unsuspected, contingent or fixed, liquidated or unliquidated, matured or unmatured, in law, equity, bankruptcy, or otherwise, which the Tenzer Group, any Tenzer Group Member, or any person or entity claiming from, through, or under any of them, ever had, now has, or hereafter can, shall, or may have against any of the ERLY Group Released Parties by reason of, arising from, relating to, or in connection with the Tenzer Settlement, the Watch-Edge Note, or any other document executed pursuant to the Tenzer Settlement; provided, however, that nothing contained in this Release shall release any claims against, or obligations of, any ERLY Group Released Party under the Settlement Agreement.

     3. Each party hereto expressly understands that section 1542 of the Civil Code of the State of California provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

     4. Each party to this Release hereby agrees that the provisions of section 1542 of the Civil Code of the State of California and all similar federal or state laws, rights, rules, or legal principles, legal or equitable, which may be applicable hereto, to the extent that they may apply to any of the matters released herein, are hereby knowingly and voluntarily waived and relinquished by each party to this Release, in each and every capacity, to the full extent that such rights and benefits pertaining to the matters released herein may be waived, and each party to this

Release hereby agrees and acknowledges that this waiver and relinquishment is an essential term of this Release, without which the consideration provided to it would not have been given.

     5. In connection with such waiver and relinquishment each party to this Release acknowledges that it is aware that it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which it now knows or believes to be true, with respect to the matters released herein. Nevertheless, it is the intent of each party in executing this Release fully, finally, and forever to settle and release all such matters, and all claims relative thereto, which exist, may exist or might have existed (whether or not previously or currently asserted in any action) which are the subject of the releases granted under paragraph 2.

     6. This Release is being delivered in accordance with and in consideration of the agreements set forth in the Settlement Agreement and the occurrence of the Closing (as defined therein).

     7. This Release may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8. This Release shall be governed in all respects, including validity, interpretation, and effect, by, and construed and enforced under the law of the State of California, without giving effect to the principles of conflict of laws thereof.

     9. This Release shall inure to the benefit of and be binding upon each respective party's heirs, if any, and successors and assigns, including, without limitation, any trustee(s) appointed in the chapter 11 case of ERLY or Watch-Edge and/or any trustee(s) appointed upon a conversion of the chapter 11 case of ERLY and/or Watch-Edge to a case under chapter 7 of the Bankruptcy Code.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Release to be executed by a duly-authorized officer or representative on __________________, 1999.



DATED:                  , 1999                                         TENZER COMPANY, INC.
      ------------------

                                                                       By
                                                                         ----------------------------------
                                                                             Michael L. Tenzer, President
Notary

---------------------------

DATED:                  , 1999
      ------------------                                               ------------------------------------
                                                                       ANTHONY M. FRANK
Notary

---------------------------

DATED:                  , 1999                                         KINGWOOD LAKES SOUTH, L.P.
      ------------------

                                                                       By
                                                                         ----------------------------------
                                                                         Michael L. Tenzer, President of Tenzer
                                                                         Company, Inc., as General Partner of
                                                                         Kingwood Lakes South, L.P.
Notary

---------------------------


DATED:                  , 1999
      ------------------                                        -------------------------------------------------
                                                                MICHAEL L. TENZER
Notary

---------------------------

DATED:                  , 1999
      ------------------                                        -------------------------------------------------
                                                                NANETTE KELLEY
Notary

---------------------------

DATED:                  , 1999
      ------------------                                        -------------------------------------------------
                                                                BERYL ANTHONY
Notary

---------------------------

DATED:                  , 1999
      ------------------                                        -------------------------------------------------
                                                                BILLY BLAKE
Notary

---------------------------



DATED:                  , 1999
      ------------------                                        -------------------------------------------------
                                                                EUGENE CALIFERO
Notary

---------------------------


DATED:                  , 1999
      ------------------                                        -------------------------------------------------
                                                                ROBERT A. SEALE, JR.
Notary

---------------------------


DATED:                 , 1999
      ------------------                                        -------------------------------------------------
                                                                THURSTON F. TEELE
Notary

---------------------------


DATED:                 , 1999
      ------------------                                        -------------------------------------------------
                                                                ASHRAF RIZK
Notary

---------------------------



DATED:                 , 1999
      ------------------                                        -------------------------------------------------
                                                                KURT GREY
Notary

---------------------------

                                    RELEASE
                                    -------
                               (OF TENZER GROUP)

     1. As used in this Release, the following terms have the following meanings:

          a. "ERLY" means ERLY Industries, Inc., the debtor in chapter 11 case number 98-21515 pending in the United States Bankruptcy Court, Southern District of Texas, Corpus Christi Division.

          b. "ERLY Group" means ERLY and Watch-Edge. The term "ERLY Group Member" refers individually to such entities.
          c. "Settlement Agreement" means the "Joint Compromise and Settlement Agreement" by and among the ERLY Group and Tenzer Group.

          d. "Tenzer Directors" means the directors of Tenzer Co., consisting, in addition to Michael L. Tenzer, of Gary Tenzer and Melanie May. "Tenzer Director" refers individually to such persons.

          e. "Tenzer Group" means the Tenzer Plaintiffs, Michael L. Tenzer, and Kingwood Lakes South, L.P. The term "Tenzer Group Member" refers individually to such entities.

          f. "Tenzer Group Released Parties" means and includes (i) the Tenzer Group, each Tenzer Group Member, and the successors, predecessors, assigns and transferees of each Tenzer Group member, and any and all of them; (ii) the Tenzer Directors; and (iii) in the case of any individuals falling within the scope of (i) or (ii), their respective heirs.

          g.  "Tenzer Plaintiffs" means Tenzer Co. and Anthony M. Frank.

          h. "Tenzer Settlement" means that certain "Agreement" by and among the Tenzer Group, the ERLY Group, Early California Food Acquisition Corporation, Gerald D. Murphy, and Douglas A. Murphy, dated as of August 20, 1998.

          i. "Watch-Edge" means Watch-Edge International, Inc. f/k/a Chemonics Industries, Inc., the debtor in chapter 11 case number 98-21895, pending in the United States Bankruptcy Court, Southern District of Texas, Corpus Chirsti Division.

          j. "Watch-Edge Note" means that certain Promissory Note in the principal amount of $3,800,000.00 dated August 20, 1998, executed by Watch-Edge in favor of the Tenzer Plaintiffs.

     2. For good and valuable consideration, including the benefits of the Settlement Agreement, and in order to settle all claims asserted or that could have been asserted by or on behalf of the ERLY Group or any ERLY Group Member arising from or relating to the Tenzer Settlement, the Watch-Edge Note, or any claim to set aside or avoid any transfer or obligation to any Tenzer Group Member, whether based on any provision of the Bankruptcy Code or applicable nonbankruptcy law, the ERLY Group, and each ERLY Group Member, hereby forever releases and discharges the Tenzer Group Released Parties from, and waives and relinquishes, any and all claims, demands, debts, liabilities, obligations, actions, causes of action, suits, sums of money, accounts, reckonings, covenants, contracts, controversies, agreements, promises, and rights whatsoever, whenever arising, known or unknown, suspected or unsuspected, contingent or fixed, liquidated or unliquidated, matured or unmatured, in law, equity, bankruptcy, or otherwise, which the ERLY Group, any ERLY Group Member, or any person or entity claiming from, through, or under any of them (including, without limitation, any chapter 7 or chapter 11 trustee), ever had, now has, or hereafter can, shall, or may have against any of the Tenzer Group

Released parties by reason of, arising from, relating to, or in connection with the Tenzer Settlement, the Watch-Edge Note, or any other document executed pursuant to the Tenzer Settlement, or based on or arising under 11 U.S.C. (S)(S) 510, 544-553, inclusive, or any similar provisions of nonbankruptcy law, whether under a theory of preference, fraudulent conveyance, or otherwise; provided, however, that nothing contained in this Release shall release any claims against, or obligations of, any Tenzer Group Released Party under the Settlement Agreement.

     3. Each party hereto expressly understands that section 1542 of the Civil Code of the State of California provides as follows:

          A GENERAL RELEASE DOES NOT EXTEND TO
          CLAIMS WHICH THE CREDITOR DOES NOT KNOW
          OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME
          OF EXECUTING THE RELEASE WHICH IF KNOWN
          BY HIM MUST HAVE MATERIALLY AFFECTED HIS
          SETTLEMENT WITH THE DEBTOR.

     4. Each party to this Release hereby agrees that the provisions of section 1542 of the Civil Code of the State of California and all similar federal or state laws, rights, rules, or legal principles, legal or equitable, which may be applicable hereto, to the extent that they may apply to any of the matters released herein, are hereby knowingly and voluntarily waived and relinquished by each party to this Release, in each and every capacity, to the full extent that such rights and benefits pertaining to the matters released herein may be waived, and each party to this Release hereby agrees and acknowledges that this waiver and relinquishment is an essential term of this Release, without which the consideration provided to it would not have been given.

     5. In connection with such waiver and relinquishment each party to this Release acknowledges that it is aware that it may hereafter discover claims presently unknown or unsuspected, or facts in addition to or different from those which it now knows or believes to be true, with respect to the matters released herein. Nevertheless, it is the intent of each party in executing this Release fully, finally, and forever to settle and release all such matters, and all claims relative thereto, which exist, may exist or might have existed (whether or not previously or currently asserted in any action) which are the subject of the releases granted under paragraph 2.

     6. This Release is being delivered in accordance with and in consideration of the agreements set forth in the Settlement Agreement and the occurrence of the Closing (as defined therein).

     7. This Release may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     8. This Release shall be governed in all respects, including validity, interpretation, and effect, by, and construed and enforced under the law of the State of California, without giving effect to the principles of conflict of laws thereof.

     9. This Release shall inure to the benefit of and be binding upon each respective party's heirs, if any, and successors and assigns. Without in any manner limiting the scope of the foregoing, this Release shall be binding on any trustee(s) appointed in the chapter 11 case of ERLY or Watch-Edge and on any trustee(s) appointed upon a conversion of the chapter 11 case of ERLY and/or Watch-Edge to a case under chapter 7 of the Bankruptcy Code.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Release to be executed by a duly-authorized officer or representative on __________________, 1999.

DATED:                , 1999                                ERLY INDUSTRIES, INC.
      ----------------

                                                            By
                                                              -----------------------------------------------

                                                            Its
                                                              -----------------------------------------------
Notary

------------------------------------


DATED:                   , 1999                             WATCH-EDGE INTERNATIONAL, f/k/a CHEMONICS
      ----------------                                      INDUSTRIES, INC.


                                                            By
                                                              -----------------------------------------------

                                                            Its
                                                              -----------------------------------------------

Notary

------------------------------------
